SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 5, 2004

BANCSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1185 Immokalee Road

Naples, Florida 34110

(address of principal executive offices)

Registrant’s telephone number: (239) 254-2100

ITEM 7. Financial Statements and Exhibits

On February 5, 2004, Bancshares of Florida, Inc. issued earnings guidance for the fiscal year ended December 31, 2004. A copy of the guidance is furnished as Exhibit 99.1 to this report.

ITEM 9. Regulation FD Disclosure

On February 5, 2004, Bancshares of Florida, Inc. issued earnings guidance for the fiscal year ended December 31, 2004. A copy of the guidance is furnished as Exhibit 99.1 to this report.

Date: February 5, 2004

Bancshares of Florida, Inc.
(Registrant)

By:	/s/ David G. Wallace
David G. Wallace
Principal Financial Officer